UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2026

WELLGISTICS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42530	93-3264234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Bayport Drive

Suite 950

Tampa, FL 33607

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (844) 203-6092

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.0001 par value per share	WGRX	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 5, 2026, Wellgistics Health, Inc. (the “Company”), entered into a note purchase agreement (the “Note Purchase Agreement”) with certain investors (the “Investors”) whereby the Company agreed to issue and sell to the Investors in a private offering up to $3,125,000 in aggregate principal amount (the “Aggregate Principal Amount”) of convertible promissory notes (the “Notes”) (the “Offering”). The aggregate purchase price payable by all Investors for the Notes is $2,500,000, reflecting a 20% original issue discount.

All principal and interest on the outstanding principal will accrue and, unless converted earlier as set forth below, be due and payable on (a) the six (6) month anniversary of the date of issuance of the Notes, or (b) the date of closing of the next issuance and sale of capital stock of the Company, in a single transaction or series of related transactions, to investors resulting in gross proceeds to the Company of at least $2,000,000 (excluding indebtedness converted in such financing) (a “Qualified Financing”). The Notes shall accrue interest at a rate of 0% except in the event of an event of default, in which case, the default interest rate shall be 18% per annum.

If not sooner repaid, all outstanding amounts payable pursuant to each Note shall be convertible, at the election of the holder of such Note, into that number of shares of equity securities of the Company sold in the Qualified Financing equal to the number of shares calculated by dividing (X) the Note balance by (Y) the price per equity security issued in such Qualified Financing, and otherwise on the same terms as the security issued in the Qualified Financing, provided that the conversion price per share of common stock shall not, in any event, be lower than $0.08, subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations or other similar events (the “Floor Price”). The Floor Price was calculated to avoid issuing greater than 20% of the capitalization of the Company upon conversion of the Notes, and is based on the closing bid price of the Company’s common stock on the Nasdaq Capital Market immediately preceding the signing of the Note.

The Note contains certain specified events of default, the occurrence of which would entitle Investor to immediately demand repayment of all outstanding principal on the Note such as certain events of bankruptcy and insolvency. The Note does not contain any affirmative and restrictive covenants by the Company.

The Purchase Agreement includes standard representations, warranties, and conditions precedent for both parties. It further provides that, for the longer of (i) one year from date the Note is issued or (ii) so long as any Notes remain outstanding, if the Company proposes to offer and sell its securities, whether through an Equity Financing (as defined in the Purchase Agreement) or any other transaction (each, a “Future Offering”), the Investors have the right, but not the obligation, to participate in the Future Offering by purchasing securities in an amount up to 100% of their outstanding Note principal. Additionally, the Company has agreed that while the Aggregate Principal Amount remains outstanding, the Company will not (i) incur, create, assume, guarantee, or otherwise become liable for any borrowed money or issue debt securities, and (ii) grant, create, incur, assume, or permit any new lien, pledge, mortgage, security interest, or other encumbrance on its assets or properties, whether currently owned or later acquired, except that it may encumber its Intellectual Property (as defined in the Purchase Agreement).All amounts payable by the Company pursuant to the Notes shall be fully guaranteed by a subsidiary of the Company pursuant to a Global Guaranty Agreement by and between such subsidiary and the creditor party thereto.

On January 5, 2026, in connection with the Offering, the Company entered into a placement agency agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K (the “Placement Agency Agreement”) with Dawson James Securities, Inc. (the “Placement Agent”), pursuant to which the Placement Agent agreed to act as the Company’s placement agent in connection with the Offering. Under the terms of the Placement Agency Agreement, as compensation for services rendered (i) the Company paid selling commissions of 6.5% of gross offering proceeds from the sale of the Notes in the Offering; and (ii) the Company issued common stock purchase warrants, in the form filed as Exhibit 10.2 to this Current Report on Form 8-K (the “PA Warrants”) to the Placement Agent and its designees to purchase a number of shares of Company common stock equal to 5% of the aggregate gross proceeds received by the Company with an exercise price equal to the closing price of the common stock on the last trading day before closing of the Offering. Total selling commissions paid by the Company to the Placement Agent were $162,500.

The foregoing description of the Notes, the Note Purchase Agreement, the PA Warrants, and the Placement Agency Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Note, the Note Purchase Agreement, the PA Warrants, and the Placement Agency Agreement, copies of which are filed as Exhibits 4.1, 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 is hereby incorporated by reference into this Item 3.02 in its entirety.

In the Purchase Agreement, each Investor represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a)(3) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)). The Note and any Company securities issued upon conversion of the Note, and the PA Warrants will be sold and issued by the Company to the Investors and the Placement Agent, as applicable, in reliance upon the exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D thereunder.

Item 7.01 Regulation FD Disclosure.

On January 7, 2026, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibits 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Report will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibits 99.1.

The press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. With the exception of historical matters, the matters discussed in the press releases include forward-looking statements within the meaning of applicable securities laws. Such forward-looking statements include, among others, statements regarding the Company’s projects, potential financial performance, and growth opportunities. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions are intended to identify certain of these forward-looking statements. These statements are based on the Company’s expectations and involve risks, uncertainties and other important factors that could cause the actual results performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Certain risks regarding the Company’s forward-looking statements are discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”), including an extensive discussion of these risks in the Company’s Registration Statement on Form S-1, declared effective by the SEC on September 25, 2025. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

Exhibit No.	Description
4.1	Form of Note, dated January 5, 2026
10.1	Form of Note Purchase Agreement dated as of January 5, 2026 by and between Wellgistics Health, Inc. and certain investors party thereto
10.2	Form of Warrant, dated January 5, 2026
10.3	Placement Agency Agreement dated as of January 5, 2026 by and between Wellgistics Health, Inc. and Dawson James Securities, Inc.
99.1	Press Release Dated January 7, 2026
104*	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2026	WELLGISTICS HEALTH, INC.

	By:	/s/ Prashant Patel
Prashant Patel, President